SECURITIES AND EXCHANGE COMMISSION



                           WASHINGTON D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT





    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - March 15, 1996



                      NORTH  FORK BANCORPORATION, INC.
             (Exact name of Registrant as specified in its charter)





	   Delaware				                1-10458		            36-3154608
(State or other jurisdiction			(Commission		       	(IRS Employer
	          of incorporation) 	 File Number)       Identification No.)



   275 Broad Hollow Road
     Melville, New York								                       11747
(Address of principal executive offices)						      (Zip Code)





Registrant's telephone number, including area code:		  		(516) 844-1004





                     9025 Main Road, Mattituck, New York
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets


              A.  Extebank Domestic Commercial Banking Business

              On March 15, 1996, North Fork Bank, a New York-chartered stock commercial bank and a wholly owned subsidiary of North Fork Bancorporation,

Inc. ("North Fork Bank"), completed its purchase of the Domestic Commercial

Banking Business of Extebank ("Extebank"), a New York-chartered stock commercial Bank and a wholly owned subsidiary of Banco Exterior de Espana,

S.A., a banking corporation organized under the laws of the Kingdom of Spain

("Banco Exterior").  The purchase of all of Extebank's outstanding capital stock was for $47.0 million in cash.  North Fork Bank utilized its working capital to pay the purchase price.  As of March 15, 1996, Extebank had approximately $387.4 million in total assets, $200.0 million in net loans,

$347.6 million in deposit liabilities, and $30.0 million in capital, and

Extebank operated through eight branch locations in the metropolitan

New York area (six in Suffolk County, one in Nassau County and one in

Manhattan). Immediately following the purchase of Extebank's outstanding capital stock, Extebank was merged with and into North Fork Bank.  The purchase was effected according to the terms and conditions of the Stock

Purchase Agreement, dated as of September 19, 1995, by and among North Fork

Bank, Banco Exterior, and Extebank, as was previously filed as Exhibit 2.1 to the 1995 Annual Report to Shareholders on Form 10-K filed by North Fork

Bancorporation, Inc. on March 26, 1996 and incorporated herein by reference in its entirety.


              B.  Long Island Branches of First Nationwide Bank

             On March 23, 1996 (the "Closing Date"), North Fork Bank

(i) acquired from First Nationwide Bank ("First Nationwide"), a Federal

Savings Bank, ten banking branches (the"Branches") located on Long Island

(seven branches located in Suffolk County, two in Nassau County and one in

Queens), including certain personal property and real property associated with the Branches, rights under certain leases, loans secured by or related to the customer deposits included in the Branches, other contracts related to the operations of the Branches, safe deposit-box businesses and records associated with the Branches, as well as cash on hand at the Branches on the

Closing Date (collectively, the "Assets"), and (ii) assumed approximately

$579 million of customer deposit liabilities ("Deposits") associated with the

Branches. The transaction was effected pursuant to the terms and conditions of the Asset Purchase and Sale Agreement, dated as of September 28, 1995, by and between First Nationwide and North Fork Bank, which was previously filed as

Exhibit 2.2 to the 1995 Annual Report to Shareholders on Form 10-K filed by

North Fork Bancorporation, Inc. on March 26, 1996 and is incorporated herein by reference in its entirety.

            In consideration for its assumption of the Deposits, North Fork

Bank received the Assets and approximately $534 million (the "Payment")

in cash (an amount equal to the estimated amount of the Deposits on the

Closing Date less a deposit premium of approximately $37 million and less the sum of the aggregate amount of the book value of the Assets).  The amount of the Payment reported herein is subject to certain post-closing adjustments.

           	Prior to the sale to North Fork Bank, First Nationwide employed the Assets for the purpose of engaging principally in retail banking activities, and North Fork Bank intends to employ the assets received for a similar purpose.

Item 7.  Financial Statement and Exhibits

       	(a)  It is impracticable at this time to provide the required financial statements.  Such statements will be filed under cover of an amendment to this Current Report as soon as

             practicable, but not later than 60 days from April 1, 1996.

        (b)  It is impracticable at this time to provide the required pro forma financial information.  Such pro forma financial information will be filed under cover of an amendment to this

             Current Report as soon as practicable, but not later than

             60 days from April 1, 1996.

       	(c)  Exhibits

           		The exhibits listed on the Exhibit Index page of this Current

             Report on Form 8-K are incorporated by reference as required by item 601 of Regulation S-K.

                           EXHIBIT INDEX




Exhibit
Number	            Description                     Method of Filing

2.1        Stock Purchase Agreement,          	Previously filed on Form 10-K
           dated as of September 19, 1995,     for the year ended
           among North Fork Bank and           December 31, 1995 dated
           Banco Exterior de Espana, S.A.      March 26, 1996, as exhibit 2.1
                                               and incorporated herein by
                                               reference.

2.2      	Asset Purchase and Sale Agreement    Previously filed on Form 10-K
          dated as of September 28, 1995,      for the	year ended
         	among North Fork Bank and First      December 31, 1995	dated
          Nationwide Bank                      March 26, 1996, as exhibit 2.2
                                               and incorporated herein by
                                               reference.

		                           SIGNATURE



       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:	March 27, 1996




 					                            NORTH FORK BANCORPORATION, INC.



                            						By:/s/Daniel M. Healy

					                             Daniel M. Healy
                                  Executive Vice President and
 					                            Chief Financial Officer

                           SIGNATURE




      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:	March 27, 1996




				                              NORTH FORK BANCORPORATION, INC.



  					                           By:

                                  Daniel M. Healy
					                             Executive Vice President and
					                             Chief Financial Officer